SUPPLEMENT TO:
THE CALVERT FUND
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Income Fund
Calvert Government Fund
Calvert High Yield Bond Fund
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2015
Date of Supplement: July 22, 2015
Under “Non-Principal Investment Policies and Risks” on page 8, delete the second paragraph under the heading “Exchange-Traded Funds (“ETFs”)” and replace it with the following:
Each Fund may invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive values.